Securities issued (Tables)	12 Months Ended
Dec. 31, 2021
Securities issued
Summary of securities issued

	12/31/2021	12/31/2020	12/31/2019
Financial Letters - LF	—	—	11,186
Real estate credit credit bills – (LCIs) (a)	3,572,093	1,729,436	1,695,690
Guaranteed Real Estate Letters - LIG	—	—	12,704
Total securities issued	3,572,093	1,729,436	1,719,580
(a)	Real Estate Credit Bill (LCI) is a fixed income instrument with exemption from income tax for individuals, backed by real estate loans. They are issued on demand, remunerated at a fixed or floating rate and have a fixed maturity. The Group offers LCIs issued by Banco Inter to its retail customers as a tax-free investment alternative to time deposits. Real estate loans with a gross value of R$3,572,093 (2020: R$1,729,436; 2019: R$1,695,690) are pledged as collateral for these instruments.